UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring August 20, 2019 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRB CLRB	NASDAQ Capital Market NASDAQ Capital Market NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2019, Cellectar Biosciences, Inc. (the “Company”) announced the appointment of Dov Elefant as Vice President and Chief Financial Officer effective as of September 10, 2019.

Mr. Elefant, age 51, has more than 20 years of industry experience at both public and private biopharmaceutical companies. Most recently, he served as Chief Financial Officer of Akari Therapeutics PLC, a publicly-traded biopharmaceutical company specializing in treatments for autoimmune and inflammatory diseases, from September 2015 to August 2019. Prior to his service at Akari Therapeutics, PLC, Mr. Elefant served as Chief Financial Officer of Celsus Therapeutics, Inc., a publicly-traded biopharmaceutical company, from January 2012 to September 2015. Mr. Elefant holds a B.S. in accounting from Yeshiva University.

In connection with the appointment of Mr. Elefant to the position of Vice President and Chief Financial Officer, the Company entered into an employment agreement with Mr. Elefant (the “Employment Agreement”) effective as of September 10, 2019. The Employment Agreement provides that Mr. Elefant will be an employee “at will” and includes his expected compensation package. Pursuant to the Employment Agreement, Mr. Elefant will receive an annual base salary of $315,000 and a targeted annual bonus of 30 percent of base salary, and will be granted, as an inducement award, an option to purchase 90,000 shares of the Company’s common stock, vesting annually over three years. In the event of a dismissal without cause, or resignation by Mr. Elefant for good reason, Mr. Elefant will be entitled to nine months of severance. In the event of dismissal without cause, or resignation by Mr. Elefant for good reason, within the twelve months following a change in control, Mr. Elefant will be entitled to twelve months of severance.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement (Exhibit 10.1 to this Current Report on Form 8-K) and incorporated herein by reference. The Company’s press release announcing the appointment of Mr. Elefant is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
10.1	Employment Agreement between the Company and Dov Elefant dated August 15, 2019
99.1	Press release dated August 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2019	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ James V. Caruso
Name: James V. Caruso
Title: President and Chief Executive Officer

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